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JOHN DEERE OWNER TRUST 2001                                        EXHIBIT 99.3
SERVICER'S CERTIFICATE


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$281,000,000 Class A-1 2.19% Asset Backed Notes due November 15, 2002
$202,000,000 Class A-2 2.56% Asset Backed Notes due February 17, 2004 $315,000,000 Class A-3 3.26% Asset Backed Notes due October 17, 2005 $98,640,000 Class A-4 3.78% Asset Backed Notes due September 15, 2008 $34,935,802 Asset Backed Certificates

Payment Date:                                                                                              15-Nov-01
(1)  Servicing Fee                                                                                       $765,933.20
       Servicing Fee Shortfall                                                                                     0

(2)  Administration Fee:                                                                                     $100.00
       Administration Fee Shortfall                                                                                0

(3)  Total Distribution Amount:                                                                       $41,873,150.87

(4)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                 $119,659.17
       Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                 $100,551.11
       Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                      $0.00

(6)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                 $199,675.00
       Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                  $72,500.40
       Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                      $0.00

(8)  Noteholders' Interest Distributable Amount deposited into Note Distribution Account:                $492,385.68
       Noteholders' Interest Carryover Shortfall:                                                              $0.00

(9)  A-1 Noteholders' Monthly Principal Distributable Amount:                                         $34,706,006.37
       % of Principal Distribution Amount applicable to A-1 Noteholders                                        96.25%
       A-1 Noteholders' Principal Carryover Shortfall:                                                         $0.00
       A-1 Noteholders' Principal Distributable Amount:                                               $34,706,006.37

(10) A-2 Noteholders' Monthly Principal Distributable Amount:                                                  $0.00
       % of Principal Distribution Amount applicable to A-2 Noteholders                                         0.00%
       A-2 Noteholders' Principal Carryover Shortfall:                                                         $0.00
       A-2 Noteholders' Principal Distributable Amount:                                                        $0.00

(11) A-3 Noteholders' Monthly Principal Distributable Amount:                                                  $0.00
       % of Principal Distribution Amount applicable to A-3 Noteholders                                         0.00%
       A-3 Noteholders' Principal Carryover Shortfall:                                                         $0.00
       A-3 Noteholders' Principal Distributable Amount:                                                        $0.00

(12) A-4 Noteholders' Monthly Principal Distributable Amount:                                                  $0.00
       % of Principal Distribution Amount applicable to A-4 Noteholders                                         0.00%
       A-4 Noteholders' Principal Carryover Shortfall:                                                         $0.00
       A-4 Noteholders' Principal Distributable Amount:                                                        $0.00

(13) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:             $34,706,006.37
       Noteholders' Principal Carryover Shortfall:                                                             $0.00

(14) Noteholders' Distributable Amount:                                                               $35,198,392.05

(15) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:             $0.00
       Interest Amount included above:                                                                         $0.00
       Principal Amount included above:                                                                        $0.00

(16) Deposit to Reserve Account from Collection Account to increase the amount                                 $0.00
       on deposit in the Reserve Account to the Specified Reserve Account Balance

(17) Certificateholders' Interest Distributable Amount:                                                        $0.00
       Certificateholders' Interest Carryover Shortfall:                                                       $0.00

(18) Certificateholders' Principal Distributable Amount applicable to current period                   $1,353,958.30
       % of Principal Distribution Amount applicable to Certificate holders                                     3.75%
       Certificateholders' Principal Carryover Shortfall:                                                      $0.00
       Certificateholders' Principal Distributable Amount:                                             $1,353,958.30

(19) Certificateholders' Distributable Amount:                                                         $1,353,958.30

(20) Deposit to Reserve Account (from excess collections):                                             $4,554,767.32

(21) Specified Reserve Account Balance (after all distributions and adjustments):                      16,302,577.00

(22) Reserve Account Balance over the Specified Reserve Account Balance
       (before any distribution of excess):                                                           $20,857,344.32

(23) Excess Reserve Account Balance Distributable to Seller (5.05(b)(I) or (ii)):                      $4,554,767.32

(24) Note Value as of the end of the related Collection Period                                       $895,515,837.56

(25) Pool Balance (excluding Accrued Interest) as of close of business on the
       last day of the related Collection Period:                                                    $882,848,839.44

(26) After giving effect to all distributions on such Payment Date:
       Outstanding Principal Balance of A-1 Notes:                                                   $246,293,993.63
       A-1 Note Pool Factor:                                                                               0.8764911

       Outstanding Principal Balance of A-2 Notes:                                                   $202,000,000.00
       A-2 Note Pool Factor:                                                                             1.0000000

       Outstanding Principal Balance of A-3 Notes:                                                   $315,000,000.00
       A-3 Note Pool Factor:                                                                               1.0000000

       Outstanding Principal Balance of A-4 Notes:                                                    $98,640,000.00
       A-4 Note Pool Factor:                                                                               1.0000000

       Outstanding Principal Balance of the Certificates:                                             $33,581,843.91
       Certificate Pool Factor:                                                                            0.9612444

(27) Aggregate Purchase Amounts for related Collection Period:                                                 $0.00

(28) Reserve Account Balance after giving effect to all distributions:                                $16,302,577.00

(29) Specified Reserve Account Balance (after all distributions and adjustments):                     $16,302,577.00

(30) Amount of Realized Losses for the related collection period:                                              $0.00

(31) Amount of Payments that are more than 60 days past due:                                              $21,012.00

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